CASTLE TANDEM FUND (TANDX)
(the “Fund”)
A series of PFS Funds

Supplement dated April 10, 2025
to the Prospectus
and Statement of Additional Information (“SAI”)
dated November 1, 2024, as supplemented from time to time

Effective immediately, the Fund’s “Institutional Shares” class is renamed as the “No-Load Shares” class. Therefore, all references to “Institutional Shares” in the Fund’s prospectus and SAI is hereby replaced with “No-Load Shares.”

In addition, the tables entitled “Fees and Expenses of the Fund” and “Expense Example” of the Fund’s prospectus are hereby deleted and replaced with the following information:

Fees and Expenses of the Fund

The following table describes the expenses and fees that you may pay if you buy and hold shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

No-Load
Shareholder Fees (fees paid directly from your investment)	Shares

Redemption Fees	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.00%
Distribution 12b-1 Fees	0.00%
Other Expenses	0.58%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	1.59%
Fee Waiver(a)	(0.58%)
Total Annual Fund Operating Expenses After Waiver	1.01%

(a) Under the Services Agreement the Adviser receives an additional fee of 0.58% per annum and is obligated to pay the operating expenses of the Fund excluding management fees, brokerage fees and commissions, 12b-1 fees, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), the cost of acquired funds and extraordinary expenses. Effective April 10, 2025, the Adviser has contractually agreed to waive Services Agreement fees by 0.58% of its average daily net assets through October 31, 2026. The Services Agreement fee waiver will automatically terminate on October 31, 2026 unless it is renewed by the Adviser. The Adviser may not terminate the fee waiver before October 31, 2026. The waiver may be terminated by the Board of Trustees.

Expense Example

The following example is intended to help you compare the cost of investing in No-Load Shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return each year and that the Fund’s operating expenses remain the same each year. In addition, the example for the one-year period reflects the impact the fee waiver has on Fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$103	$445	$811	$1,840

This Supplement, and the existing Prospectus and SAI dated November 1, 2024, provide relevant information for all shareholders and should be retained for future reference. The Prospectus and SAI dated November 1, 2024 have been filed with the Securities and Exchange Commission, is incorporated by reference, and can be obtained without charge by calling the Fund toll-free at 1-877-743-7820.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE